SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 25, 1999



                              PROTECTION ONE, INC.
               (Exact name of Registrant as specified in charter)



         DELAWARE                        0-24780                 93-1063818
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)



6011 BRISTOL PARKWAY                                             90230
CULVER CITY, CALIFORNIA                                        (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (310) 338-6930

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ITEM 5.  OTHER EVENTS.

                  On January 25, 1999, Protection One, Inc. announced that its Board of Directors authorized a private placement of securities to its Western Resources, Inc., its parent. The Press Release announcing the Board action is filed herewith as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits.


         99.1     Press Release dated January 25, 1999.















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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            PROTECTION ONE, INC.
                                            (Registrant)

Date:    January 25, 1999                   By: /s/ Montgomery W. Cornell
                                                -------------------------------
                                                Montgomery W. Cornell
                                                Chief Financial Officer








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                                  EXHIBIT INDEX



Exhibit           Description
-------           -----------

 99.1             Press Release dated January 25, 1999.